United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 1, 2017

sustainable petroleum group inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2316 Pine Ridge Road, 383 Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       239-316-4593

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Petroleum Group Inc.	Page 2

Information to be included in report

Item 5.06 Change in Shell Company Status

Management determined that as of August 31, 2017, SPGX ceased to be a shell company as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. The information contained in SPGX’s Annual Report on Form 10-K filed on August 31, 2017, constitutes the “Form 10 information” required by Item 5.06 regarding the disclosure of the material terms of the transactions that have the effect of causing SPGX to cease being a shell company and that are necessary to satisfy the conditions contained in Rule 144(i)(2) and (3) under the Securities Act of 1933, as amended.

The information contained in SPGX’s Annual Report on Form 10-K filed on August 31, 2017 is incorporated herein by reference.

Form 8-K	Sustainable Petroleum Group Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Petroleum Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable petroleum group inc.

Dated: September 1, 2017	By:	/s/ Christian Winzenried
Christian Winzenried – President & CEO